UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24097	59-3396369
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 South Orange Avenue, Orlando, Florida 32801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

 Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2005, CNL Hotels & Resorts, Inc. (the “Company”) and CNL Hospitality Corp., its advisor (the “Advisor”) entered into a Payment Agreement (the “Payment Agreement”) which provides for certain payments in the aggregate amount of $37 million by the Company to the Advisor in full satisfaction of certain Acquisition Fees (as defined in the Advisory Agreement, dated as of April 1, 2004, between the Company and the Advisor (the “Advisory Agreement”)) in the aggregate amount of an estimated $82.7 million that were deferred (the “Payable Fees”) pursuant to the terms of  the Agreement and Plan of Merger, dated as of April 29, 2004, as amended on June 17, 2004, by and among the Company, the Advisor, CNL Real Estate Group, Inc., Five Arrows Realty Securities II, LLC, the Stockholders (as defined therein) and CNL Financial Group, Inc. (the “Existing Merger Agreement”).

The Payment Agreement provides that the Company will pay the Advisor an aggregate of the $37,000,000 as follows: (i) $10,000,000 in cash to be paid by the Company to the Advisor on December 30, 2005, and (ii) the issuance and delivery by the Company to the Advisor of a promissory note made by the Company to the Advisor in the original principal amount of $27,000,000 (the “Promissory Note”) (collectively, the “Payment”). The Promissory Note requires payment of principal, with any unpaid accrued interest, of $15,000,000 on January 31, 2006 and $12,000,000 on January 31, 2007.  Interest accrues under the terms of the Promissory Note at 6% per annum.  Pursuant to the Payment Agreement, the Advisor agreed that (i) the Payment is in full satisfaction and payment of all its rights and interests with respect to the Payable Fees and (ii) there are no other unpaid Acquisition Fees which have been incurred by the Company or earned by the Advisor on or prior to December 31, 2005, other than the Payable Fees.  In addition, under the terms of the Payment Agreement, the Advisor acknowledged and agreed (i) to irrevocably waive the right to payment of all Acquisition Fees  and Asset Management Fees (as defined in the Amended Advisory Agreement (defined below) and as enumerated in Section 9(a) of the Amended Advisory Agreement) payable by the Company to the Advisor under the Amended Advisory Agreement for the period from and including January 1, 2006 through and including June 30, 2006 (collectively, the “Relinquished Fees”) and (ii) that the agreements, covenants and provisions in the Payment Agreement are in full satisfaction and payment of all its rights and interests with respect to the Relinquished Fees.  The Payment Agreement also provides  (i) that except for the Payment with respect to the Payable Fees and the waiver of the Relinquished Fees, all other advisory fees under the Amended Advisory Agreement incurred by the Company and earned by the Advisor shall be payable in accordance with the terms and conditions of the Amended Advisory Agreement, (ii) for mutual releases, and (iii) that to the extent that Section 8.13 of the Existing Merger Agreement is inconsistent with the terms and conditions of the Payment Agreement, the Payment Agreement shall supersede Section 8.13 of the Existing Merger Agreement.

On December 30, 2005, the Company and the Advisor also entered into an Amended and Restated Renewal Agreement (the “Amended and Restated Renewal Agreement”), which amended and restated the Renewal Agreement, dated as of March 31, 2005, between the Company and the Advisor  (the “Renewal Agreement”).  The Renewal Agreement, as amended,  renewed the Advisory Agreement (as amended by the Amended and Restated Renewal Agreement, the “Amended Advisory Agreement”), for an additional one-year term commencing on April 1, 2005, and ending on March 31, 2006. The Amended and Restated Renewal Agreement provides for a reduction in the rate of Acquisition Fees from 4.5% to 3.0%, retroactive to April 1, 2005.

As previously disclosed in its Current Report on Form 8-K, dated September 1, 2005, and its Quarterly Report on Form 10-Q for the period ended September 30, 2005, although the Existing Merger Agreement remains in effect, the Special Committee, on behalf of the Company, and the Advisor are seeking to negotiate revised terms of the merger.  The Special Committee and the Advisor are engaged in active negotiations to arrive at mutually agreeable revised terms of an amended merger agreement.  There can be no assurance that the Company and the Advisor will agree to amend the Existing Merger Agreement or, if amended, that such amended merger agreement, or any merger agreement, will be consummated.

The Amended and Restated Renewal Agreement is filed herewith as Exhibit 10.9.  The Payment Agreement is filed herewith as Exhibit 10.10 and the Promissory Note is attached as Exhibit A to the Payment Agreement.  The foregoing description is qualified in its entirety by reference to the Payment Agreement, which includes the Promissory Note, and the Amended and Restated Renewal Agreement.

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the possible amendment of the Existing Merger Agreement and other statements that are not historical facts, and/or statements containing words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “could”, “target(s),” “project(s),” “will,” “believe(s),” “seek(s),” “estimate(s)” and similar expressions. These statements are based on management’s current expectations, beliefs and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors, including those outside of our control that could lead to actual results materially different from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: inability of the Special Committee and the Advisor to come to terms on any amendment or restatement of the Existing Merger Agreement; failure of the Company’s shareholders to approve any merger contemplated by any amended and/or restated merger agreement; changes in market conditions for hotels and resorts; continued ability to finance acquired properties in the asset backed securities markets; changes in interest rates and financial and capital markets; changes in generally accepted accounting principles and tax laws and the application thereof; the occurrence of terrorist activities or other disruptions to the travel and leisure industries; availability of attractive acquisition opportunities; and such other risk factors as may be discussed in our annual report on Form 10-K and other filings with the SEC. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

 Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1

Advisory Agreement dated as of April 1, 2004 between CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed August 9, 2004 and incorporated herein by reference.)

10.2

Renewal Agreement dated as of March 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2005 and incorporated herein by reference.)

10.3

First Amendment to Renewal Agreement dated as of June 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed July 7, 2005 and incorporated herein by reference.)

10.4

Second Amendment to Renewal Agreement dated as of July 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed August 4, 2005 and incorporated herein by reference.)

10.5

Third Amendment to Renewal Agreement dated as of August 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed September 1, 2005 and incorporated herein by reference.)

10.6

Fourth Amendment to Renewal Agreement dated as of September 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed October 3, 2005 and incorporated herein by reference.)

10.7

Fifth Amendment to Renewal Agreement dated as of October 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed November 4, 2005 and incorporated herein by reference.)

10.8

Sixth Amendment to Renewal Agreement dated as of November 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.8 to the Registrant’s Current Report on Form 8-K filed December 5, 2005 and incorporated herein by reference.)

10.9	Amended and Restated Renewal Agreement dated as of December 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)

10.10	Payment Agreement dated as of December 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: December 30, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

 Exhibit Index

Exhibit 10.1

Advisory Agreement dated as of April 1, 2004 between CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed August 9, 2004 and incorporated herein by reference.)

Exhibit 10.2

Renewal Agreement dated as of March 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed April 6, 2005 and incorporated herein by reference.)

Exhibit 10.3

First Amendment to Renewal Agreement dated as of June 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed July 7, 2005 and incorporated herein by reference.)

Exhibit 10.4

Second Amendment to Renewal Agreement dated as of July 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed August 4, 2005 and incorporated herein by reference.)

Exhibit 10.5

Third Amendment to Renewal Agreement dated as of August 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed September 1, 2005 and incorporated herein by reference.)

Exhibit 10.6

Fourth Amendment to Renewal Agreement dated as of September 29, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed October 3, 2005 and incorporated herein by reference.)

Exhibit 10.7

Fifth Amendment to Renewal Agreement dated as of October 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed November 4, 2005 and incorporated herein by reference.)

Exhibit 10.8

Sixth Amendment to Renewal Agreement dated as of November 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.8 to the Registrant’s Current Report on Form 8-K filed December 5, 2005 and incorporated herein by reference.)

Exhibit 10.9	Amended and Restated Renewal Agreement dated as of December 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)

Exhibit 10.10	Payment Agreement dated as of December 30, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)